UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 5, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-22011                  86-0760991
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(State or other jurisdiction    (Commission File Number)        IRS Employer
       of incorporation)                                     Identification No.)

2575 East Camelback Road, Ste. 450, Phoenix, AZ                  85016
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    (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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           (Former  name or former  address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

Item 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

         On July 5, 2007, the Registrant and its wholly owned subsidiary, Kirk Pharmaceuticals, LLC ("KIRK") completed an initial closing of a bridge round of debt financing, whereby Kirk issued convertible bridge notes in the principal amount of $2,100,000 to accredited investors as defined by Rule 501 under the Securities Act of 1933, as amended. The gross proceeds to the Registrant were $2,100,000.

         The bridge notes bear interest at 6% per annum increasing to 18% in the case of an event of default and have a maturity date of six months from the issuance date, unless earlier converted. Upon the closing of a qualified equity financing, the bridge notes automatically convert into the Registrant's future Series C Preferred Stock to be issued in a qualified equity financing at a premium of 110% of the unpaid principal and interest of the bridge notes. In addition, upon closing of the qualified equity financing, holders of the bridge notes are entitled to receive common stock purchase warrants of the Registrant at an exercise price and other terms identical to the warrants to be issued in the qualified equity financing. The amount of common stock into which the common stock purchase warrants are exercisable ranges from 40% to 50% of the number of shares of common stock issuable to bridge note holders upon conversion of the Series C Preferred Stock receivable upon conversion of the bridge notes, with the range depending on the timing of the initial closing of the qualified equity financing.

         The bridge notes have been secured by a pledge by Ronald H. Lane, the Registrant's Chief Executive Officer and Chairman of the Board, of 2,000,000 shares of common stock of the Registrant owned by Mr. Lane. In addition, the Registrant agreed to issue 1,000,000 shares of its future Series B Convertible Preferred Stock to be held by Axiom Capital Management, Inc. as nominee of the bridge note holders. The Series B Convertible Preferred Stock will be convertible into the Registrant's common stock on a 1:15 basis in the event of default under the bridge notes, will have full ratchet anti-dilution protection, will be surrendered upon the completion of the qualified equity financing, will have voting rights on an as converted basis and will be non-transferable other than in an event of default under the bridge notes.

         The foregoing description of the bridge notes is qualified in its entirety by the form of Convertible Bridge Note which is found in Exhibit 10.1 hereto.

         The securities were offered and sold to investors in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended.

         THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD IN THIS DEBT FINANCING WILL NOT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.



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Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

    10.1     Form of Convertible Bridge Note





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: July 11, 2007

                                         SYNOVICS PHARMACEUTICALS, INC.

                                         By: /S/ RONALD LANE
                                             ----------------------------------
                                         Name:  Ronald H. Lane, Ph.D.
                                         Title: Chief Executive Officer